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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 13, 2005


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     0-18700                    13-3570672
    ----------------         ------------------------     ----------------------
     (State or Other         (Commission File Number)        (I.R.S. Employer
     Jurisdiction of                                      Identification Number)
    Incorporation or
      Organization)



445 Marshall Street, Phillipsburg, New Jersey                           08865
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   (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (908) 387-1673
                                                           --------------

               580 Marshall Street, Phillipsburg, New Jersey 08865
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 13, 2005, Cell & Molecular Technologies, Inc. ("CMT"), a wholly-owned subsidiary of Sentigen Holding Corp. (the "Company") entered into a Second Lease Amendment and Extension Agreement with ZPF L.L.C. (the "Second Amendment").

      The Second Amendment amends certain provisions of our Lease Agreement dated as of _________, 2001 (the "Original Lease") and the First Amendment to Lease Agreement dated as of ________, 2002 (the "First Amendment" and together with the Original Lease, the "Lease" pursuant to which ZPF L.L.C. leased a portion of the building known as 445 Marshall Street, Phillipsburg, New Jersey 08865. Pursuant to the Second Amendment, CMT will extend the term of the Lease from August 10, 2005 to August 31, 2006. The monthly rent as provided for in the Second Amendment shall be $13,733.05.

      A copy of the Second Amendment is attached as Exhibit 10.1.




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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SENTIGEN HOLDING CORP.

                                                /s/ Fredrick B. Rolff
                                                --------------------------------
                                                Chief Financial Officer
                                                (Principal Accounting and
                                                Financial Officer)
Dated: July 19, 2005




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                                  EXHIBIT INDEX

10.1  Second Lease Amendment & Extension Agreement dated as of July 13, 2005.



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